Exhibit 10.3 Addendum No. 3 to the Casualty Excess Of Loss Reinsurance Agreement No. TC988A, B with Swiss Reinsurance America Corporation effective January 1, 2003

ADDENDUM NO. 3

to the

CASUALTY EXCESS OF LOSS
REINSURANCE AGREEMENT
NO. TC988A,B
(hereinafter referred to as the “Agreement”)

between

PHILADELPHIA CONSOLIDATED HOLDING CORPORATION’S
following member companies:
PHILADELPHIA INDEMNITY INSURANCE COMPANY
PHILADELPHIA INSURANCE COMPANY
both of Bala Cynwyd, Pennsylvania

and

SWISS REINSURANCE AMERICA CORPORATION
Armonk, New York
(hereinafter referred to as the “Reinsurer”)

It is understood and agreed that as respects policies in force at 12:01 a.m., Eastern Standard Time, January 1, 2003, and new and renewal policies becoming effective on and after said date, this Agreement is amended as follows:

1.	Paragraph E. of Article I – Business Covered is amended as follows:

	E.	Under this Agreement, the indemnity for reinsured loss applies only to the following Classes of Insurance and Line of Business as classified in the Company’s Annual Statement, except as excluded under Article VIII – Exclusions of this Agreement.

CLASSES OF INSURANCE

		1.	Automobile Liability:

Bodily Injury Liability, Property Damage Liability, Medical Payments, Uninsured Motorists, Underinsured Motorists and No-Fault Coverage.

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		2.	Liability Other Than Automobile:

Bodily Injury Liability, Property Damage Liability, Personal and Advertising Injury Liability, and Medical Payments Coverage when written as part of a Commercial or Personal Package Policy or on a monoline basis. However, Kidnap and Ransom Liability shall only apply to this Agreement when written as part of a Commercial Package Policy or a Commercial General Liability Coverage Form.

		3.	Professional Liability:

Employment Related Practices, Errors and Omission Liability and Directors and Officers Liability.

		4.	NAIC
CODE: LINE OF BUSINESS:

05 Commercial Multiple Peril (Section I only)

2.	Article II – Effective Date and Termination is amended to read as follows:

ARTICLE II – EFFECTIVE DATE AND TERMINATION

	A.	This Agreement shall apply to losses occurring within the period commencing 12:01 a.m., Eastern Standard Time, January 1, 2003, and ending 12:01 a.m., Eastern Standard Time, January 1, 2004.

	B.	Upon termination of this Agreement, the Reinsurer shall be liable for losses occurring prior to the date of termination; however, the Reinsurer shall have no liability for losses occurring subsequent to the termination of this Agreement.

3.	Paragraphs B. and D. of Article V – Ultimate Net Loss are amended as follows:

	B.	The term “Ultimate Net Loss” shall include 90% of Extra Contractual Obligations, as defined herein, but only as respects business covered under this Agreement.

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	D.	Declaratory Judgment Expenses is defined below and the Reinsurer shall be liable for such expenses in accordance with the following:

		1.	The term “Declaratory Judgment Expenses” shall mean all legal expenses, incurred in the representation of the Company in litigation brought to determine the Company’s defense and/or indemnification obligations, that are allocable to any specific claim or loss covered by Policies reinsured under this Agreement. In addition, the Company shall promptly notify the Reinsurer of any Declaratory Judgment Expenses subject to this Agreement.

		2.	Declaratory Judgment Expenses shall be recoverable in accordance with the provisions set forth in Paragraph C. of this Article and shall be further limited to the lesser of one times the original policy limit or $1,000,000.

4.	Paragraph A. of Article VI – Loss In Excess of Policy Limits is amended as follows:

	A.	In the event the Company is liable to a policy holder as the result of a settlement or judgment rendered against the policyholder which is in excess of the Policy limit, 90% of that portion of the award made to the third party claimant which is in excess of the Company’s Policy limit shall be added to the amount of the Company’s Policy limit and the sum thereof shall be considered one loss, subject to the provision in Paragraph B. below and all other provisions set forth in this Agreement.

5.	The following exclusions are added to Article VIII – Exclusions:

Exclusion No. 9 of Paragraph A. is added to as follows:

	9.	Terrorism Exclusion Clause – Reinsurance (Casualty) which is attached and made part of this Agreement.

Exclusions 12., 13. and 14. of Paragraph B. are added as follows:

	12.	Homeowners and Mobilehomeowners – Section 1 (Property).

	13.	Auto Physical Damage.

	14.	GAPP when written as part of the Company’s Rental and Leasing Program or as such.

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6.	Paragraphs A. and B. of Article X – Reinsurance Premium are amended to read as follows:

	A.	The Company shall pay to the Reinsurer a premium for the reinsurance provided at a rate of .18%. Such rate shall be applied to the Company’s Subject Earned Premium during the term of this Agreement. The Company’s estimated Subject Earned Premium for the business covered hereunder during the term of this agreement is $575,095,542.

	B.	A deposit premium of $1,035,172 shall be payable by the Company to the Reinsurer in twelve equal installments of $86,264 each due on the 1st of every month. As promptly as possible after the termination of this Agreement, the Company shall render a statement to the Reinsurer showing the actual reinsurance premiums due hereunder. If such premium calculations differ from the deposit previously paid, the debtor party shall pay the outstanding balance as soon as practicable. However, in no event shall the adjusted premium be less than the minimum premium of $828,138.

7.	Paragraph B. of Article XI – Reports and Remittances is deleted in its entirety.

8.	Article XXIII – Reinstatement is added to this Agreement as follows:

	A.	Each claim hereunder reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time the Loss Occurrence commences hereon.

	B.	There shall be one reinstatement, of which the Company agrees to pay an additional premium calculated at 100% of the reinsurance premium hereon.

	C.	Nevertheless, the Reinsurer’s liability hereunder shall never exceed $5,000,000 in respect of any one Loss Occurrence and shall be further limited in all during the term of this Agreement to $10,000,000.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized representatives as of the following dates:

In Bala Cynwyd, Pennsylvania, this 12th day of September, 2003.

ATTEST:	PHILADELPHIA CONSOLIDATED HOLDING CORPORATION’S
following member companies:
PHILADELPHIA INDEMNITY INSURANCE COMPANY
PHILADELPHIA INSURANCE COMPANY

Florence R. McCallum	Christopher J. Maguire

And in Armonk, New York, this 5th day of September, 2003.

ATTEST:	SWISS REINSURANCE AMERICA CORPORATION

Peter Thomson	Michael Taxter

Member of Management	Member of Senior Management

FC: jh dsPHIL988A, B-A3

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TERRORISM EXCLUSION CLAUSE – REINSURANCE (CASUALTY)

Notwithstanding any provision to the contrary within this Agreement or any endorsement thereto, this reinsurance Agreement does not cover any liability, loss, cost or expense of whatsoever nature directly or indirectly caused by, resulting from, arising out of or in connection with any act of terrorism regardless of any other cause contributing concurrently or in any other sequence to the liability, loss, cost or expense.

For the purpose of this exclusion, terrorism means any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure, directed towards or having the effect of (a) influencing or protesting against any de jure or de facto government or policy thereof or (b) intimidating, coercing or putting in fear a civilian population or section thereof.

In any action, suit or other proceedings where the reinsurer alleges that by reason of this exclusion a liability, loss, cost or expense is not covered by this reinsurance Agreement, the burden of proving that such liability, loss, cost or expense is covered shall be upon the reinsured.

TERR-CAS

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